EXHIBIT 10.25

                              CERTIFIED RESOLUTIONS


         James Woodley does hereby certify and affirm that he is the duly elected and acting Secretary of Waste Conversion Systems, Inc., a Nevada corporation, and that the resolutions set forth below are true and accurate resolutions duly adopted by the Board of Directors of Waste Conversion Systems, Inc. at a meeting of the Board of Directors duly called and convened on August 31, 1994, and that said resolutions are in full force and effect as stated below as of the date hereof.

         RESOLVED, that in consideration of the loan from Jules Nordlicht to the Company to complete the Company's Yuma County, Colorado Project in the amount of $125,000 be and the same is approved and authorized; and in connection therewith, the Company's officers are hereby authorized and empowered to execute and deliver the Company's secured promissory note in the principal amount of $125,000 to Jules Nordlicht evidencing the subject indebtedness together with an appropriate assignment of Escrow Account No. 10-6970-4 to the extent of the indebtedness. In addition, 150,000 shares of the Company's restricted common stock are hereby authorized for issuance to Jules Nordlicht as further consideration for his loan to the Company, which shares, Mr. Nordlicht has agreed that he is acquiring for investment purposes and not with any view to a distribution thereof. A copy of the promissory note to be issued to Mr. Nordlicht and the subject assignment to the Yuma County Waste Conversion Escrow Account shall be attached to the minutes of this meeting and incorporated herein as a part hereof by this reference; and be it

         RESOLVED, that in consideration of the loan from Stan Abrams to the Company to complete the Yuma County, Colorado Project is hereby approved and authorized; and in connection therewith, the Company's officers are hereby authorized and empowered to execute and deliver the Company's secured promissory note in the principal amount of $125,000 the subject indebtedness together with an appropriate assignment of Escrow Account No. 10-6970-4 to the extent of the indebtedness. In addition, 150,000 shares of the Company's restricted common stock are hereby authorized for issuance to Stan Abrams as further consideration for his loan to the Company, which shares are to be acquired for investment purposes and not with any view to a distribution thereof. A copy of the promissory note to be issued and the subject assignment to the Yuma County Waste Conversion Escrow Account shall be attached to the minutes of this meeting and incorporated herein as a part hereof by this reference; and be it

         FURTHER RESOLVED, that legal counsel to the Cornpany is hereby authorized to instruct the Company's transfer agent, American Securities Transfer, Inc., to issue the 150,000 shares of common stock, as authorized herein, in the name of Jules Nordlicht and 150,000 shares of common stock, as authorized herein, in the name of Stan Abrams, each of whom have acknowledged to the Company that they are acquiring the subject shares for investment purposes and not with any present intention of making a distribution thereof.

WCMI/MN8314

         In addition to Mr. Abrams' position as an officer, director and principal shareholder of the Company, Jules Nordlicht is a sophisticated financial investor, who is able to bear the risk of his investment and has been presented with all information concerning the Company, its history, business and condition (financial and otherwise) he has requested. The foregoing shares authorized herein to Messrs. Nordlicht and Abrams are being issued by the Company in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, and in connection therewith, the following restrictions shall be noted upon the certificate(s) evidencing the 150,000 shares to Mr. Nordlicht and the 150,000 shares to Mr. Abrams:

                  The shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and are "restricted securities," as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

         AND BE IT FURTHER RESOLVED, that the proper officers of the Company are hereby authorized and empowered to execute such promissory notes and assignments from the stated escrow account in favor of Jules Nordlicht and in the case of Mr. Abrams, to Pine Tree Financial Partners, Ltd.

         FURTHER RESOLVED, that the officers of the Company are hereby authorized and empowered to undertake such actions to execute such documents as may be necessary or desirable to facilitate the implementation of the resolutions adopted; and be it

         FURTHER RESOLVED, that the resolutions adopted by the Board of Directors at this meeting may be certified by any proper officer of the Company as having been duly adopted by the Board of Directors on August 31, 1994 at a meeting of the Board of Directors of the Company duly called and convened.


Dated: October 13, 1994
       ----------------


                                                               /s/ James Woodley
                                                               -----------------
                                                               James Woodley
                                                               Secretary



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WCSI/MN8314